                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 26, 1995


                         GROUNDWATER TECHNOLOGY, INC.
              (Exact Name of Registrant as Specified in Charter)


DELAWARE                            0-15067                 02-0324047
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)


     100 RIVER RIDGE DRIVE, NORWOOD, MASSACHUSETTS          02062
     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (617) 769-7600
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     On July 26, 1995, Groundwater Technology, Inc. (the "Registrant"), after reviewing three competitive proposals from public accounting firms, dismissed the accounting firm of Ernst & Young LLP ("E&Y") and engaged the accounting firm of Coopers & Lybrand LLP ("C&L") to be the Registrant's auditors for the current fiscal year, which ends April 27, 1996. The Registrant's Board of Directors approved the decision to change accountants upon the recommendation of the
Registrant's Audit Committee.   The Registrant has not consulted with C&L as to
any accounting, auditing or financial reporting issue.

     During the two most recent fiscal years and any subsequent interim period preceding the dismissal of E&Y there have been no "disagreements" between the Registrant and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or any "reportable events", as those terms are defined in Item 304 of Regulation S-K.

     E&Y's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant has provided E&Y with a copy of this disclosure and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter will be filed as an amendment to this Form 8-K pursuant to Item 304(a)(3) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.
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         *16.1  Letter from Ernst & Young LLP pursuant to Item 304(a)(3) of
Regulation S-K.


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*To be filed by Amendment
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GROUNDWATER TECHNOLOGY, INC.



Date  July 26, 1995
                                       By: /s/ Robert E. Sliney, Jr.
                                           --------------------------
                                           Robert E. Sliney, Jr.
                                           Vice President and
                                           Chief Financial Officer
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                                 EXHIBIT INDEX
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                                                              Page Number
                                                            in Sequentially
Exhibit Number                Description                    Numbered Copy
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*16.1                    Letter from Ernst & Young LLP
                         pursuant to Item 304(a)(3) of
                         Regulation S-K.



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*To be filed by Amendment.